UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2019

DATE OF REPORTING PERIOD: January 1, 2019 through June 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio

SEMIANNUAL REPORT JUNE 30, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion4

Expense Overview8

Schedule of Investments10

Statement of Assets and Liabilities15

Statement of Operations16

Statements of Changes In Net Assets17

Notes to Financial Statements18

Financial Highlights25

Report of Independent Registered
Public Accounting Firm26

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the six-month period ended June 30, 2019. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

Calamos Growth and Income Portfolio employs an innovative defensive equity approach. In this strategy, we focus on helping investors manage volatile equity markets over time, while also delivering income to investors. Over the reporting period, we believe the benefits of our strategy were demonstrated, as the Portfolio posted a very strong gain in absolute terms, capturing the substantial majority of the equity market’s upside, while maintaining its risk-conscious approach. Additionally, the Portfolio has provided a very competitive distribution. Over the past 12 months, the Portfolio’s distributions totaled approximately 5.83% of its NAV as of June 30, 2019. This distribution included income of approximately $0.34 per share over the 12-month period.

Looking to the remainder of the year, we expect markets to grind higher with ongoing volatility and periods of sideways movement that may unsettle investors. We encourage investors to take a long-term approach and resist the temptation to try to “time” the market. Because it is impossible to predict the twists and turns in the markets with certainty, investors who make moves in response to short-term volatility often end up catching the downside but missing the upside.

Calamos Growth and Income Portfolio is designed to be held through full and multiple market cycles. Because we position the Portfolio to participate in the upside of the stock market with less exposure to the downside, it may be easier for investors to stay the course. We believe the strategy’s defensive equity approach makes the Portfolio a compelling asset allocation cornerstone.

Letter to Contract Owners

2   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

One of the key differentiators of our approach is our use of convertible securities as a complement to stocks. At Calamos Investments, we have utilized convertible securities since the 1970s to help investors navigate the ups and downs of the market and pursue capital appreciation and income oriented goals. Convertible securities combine features of stocks and bonds and can be actively managed to provide risk-managed stock market exposure. Convertible bonds also offer coupon income, which can bolster the dividends and distributions earned by the stocks in the Portfolio.

Market Review

Stocks, convertible securities and corporate bonds all posted healthy returns over the reporting period, but advances were punctuated by selloffs. Federal Reserve policy, trade negotiations, geopolitics, and the health of the global economy drove sentiment, fueling both downturns and rebounds. Following the steep selloff that occurred in the final months of 2018, markets began the year on a much brighter note, encouraged by indications that the Federal Reserve would maintain a gradual and patient approach to monetary policy. Other causes for optimism included corporate earnings results, improvements in global economic data and the prospect of a resolution to U.S.-China trade policy disputes. In May, the upbeat tenor of the market gave way to rekindled anxiety about the Federal Reserve, global trade and slowing economic growth. Markets resumed their upward course in June, as the Federal Reserve held short-term interest rates unchanged and validated market expectations of renewed monetary accommodation.

Outlook

We do not believe the U.S. economy is facing an imminent recession. We expect GDP growth to remain healthy and stable, supported by a variety of factors, including contained inflation, favorable financial conditions, and extremely low unemployment. The U.S. consumer remains strong, as evidenced by good income and spending data, debt levels and confidence measures. Corporations have continued to beat reduced earnings estimates and small and mid-size companies are still in growth mode. We believe these favorable tailwinds can offset near-term signs of pressure in the U.S. economy, including yield curve inversion and slower manufacturing growth.

Although we expect benign economic conditions, we are prepared for market volatility. The extreme shifts in investor sentiment over recent months illustrate how sensitized market participants are to changes in Federal Reserve policy, whether actual or anticipated. The pace of trade negotiations will continue to be a focal point of investor attention; and we are monitoring the impact of the trade impasse on companies, industries and the economy as a whole. Additionally, investors will be increasingly nervous about the political and geopolitical landscape as 2020 election rhetoric heats up.

Letter to Contract Owners

We believe the U.S. economy’s expansionary course sets the stage for growth companies to outperform. However, there will be winners and losers at this stage of the economic cycle, with the potential for rolling recessions in certain industries. Our view is that active managers with fundamentally driven, risk-aware approaches will have an advantage over passive strategies. As we will discuss at greater length in the pages that follow, the Portfolio’s investments include attractively valued securities issued by companies with higher quality, growth-oriented fundamentals, such as those positioned to benefit from a healthy U.S. consumer.

In closing, we maintain high conviction in the risk-conscious investment approach of the Calamos Growth and Income Portfolio. We thank you for choosing us to help you achieve your financial goals. I invite you to visit our website, www.calamos.com, for additional resources on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

4   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2019, the Calamos Growth and Income Portfolio (the “Portfolio”) increased 15.82% versus a gain of 18.54% for the S&P 500 Index, the Portfolio’s benchmark. The ICE BofAML All U.S. Convertibles Ex Mandatory Index returned 14.39% for the period.

In this Portfolio, we own equities and securities, such as equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the period’s volatile equity market moves, the risk-conscious strategy generated strong double-digit performance while undertaking less equity market risk. (See the “lower-volatility characteristics” discussion below.) Portfolio sector allocations were modestly additive, while security selection added significant value to performance during the period.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 7.26% on an annualized basis versus a 5.98% gain for the S&P 500 Index and 7.50% increase for the ICE BofAML All U.S. Convertibles Ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of equities and convertible instruments (including synthetic convertibles) of U.S. companies. In pursuing its total return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we discussed in the letter, the Portfolio’s income component served an important role in meeting the total return objective. Over the past 12 months, the Portfolio’s distributions totaled approximately 5.83% of its NAV or approximately $0.34 per share as of June 30, 2019. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

SECTOR WEIGHTINGS

Information Technology	20.8%
Financials	13.6
Health Care	12.9
Communication Services	10.4
Consumer Discretionary	10.0
Industrials	9.6
Consumer Staples	6.3
Utilities	4.1
Energy	4.0
Real Estate	2.4
Other	1.5
Materials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Investment Team Discussion

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

In the second calendar quarter of 2019, the U.S. equity market delivered another round of strong returns to tack onto a robust first calendar quarter, albeit with considerable volatility over the second half of the reporting period. For the Q2 2019, the S&P 500 Index gained 4.30%, adding to its best first half of any year (+18.5%) since 1997. While pundits love to talk about “bests” and “worsts,” it’s important to remember that this performance is coming off the heels of the worst December (-9.0%) and calendar year (-4.4% in 2018) since the Financial Crisis. During the six-month period ended June 30, market worries included concerns over domestic and global economic growth, global trade and tariffs, and an unnerving inversion of the U.S. yield curve. Even with this backdrop, the U.S. equity market rallied in response to an accommodative Fed policy outlook, lower bond yields, and a seemingly positive, if not conclusive, meeting between the U.S. and China at the G20 Summit.

Growth stocks edged out their value counterparts, as the S&P 500 Growth Index gained 19.94% versus a 16.63% increase for the S&P 500 Value Index for the six month period. While the growth style was more in favor, low volatility was the top-performing factor, according to S&P Dow Jones. The S&P 500 Index was led by information technology (+27.1%), consumer discretionary (+21.8%), industrials (+21.4%), real estate (+20.4%) and communication services (+19.1%), all of which outperformed the broad market. Materials (+17.2%), financials (+17.2%), consumer staples (+16.2%), utilities (+14.7%), energy (+13.1%), and health care (+8.1%) likewise delivered positive results, though they lagged the overall market.

In this strategy, we own equities and other corporate securities, including equity-sensitive convertible bonds, that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. Given the strong rally near period end, the risk-conscious strategy trailed the all-equity S&P 500 Index but posted strong absolute returns for the semiannual period. Portfolio sector allocations were modestly negative, while security selection fared better during the volatile but mostly risk-on period.

Positive Influences on Performance

Health Care. The portfolio’s favorable security selection and an average underweight position in health care positively contributed to relative results. In particular, biotechnology and health care services were sources of strength.

Industrials. Leading security selection in industrials added to the portfolio’s performance. The main contributors within this sector were industrial conglomerates and air freight & logistics.

Negative Influences on Performance

Consumer Discretionary. Over the period, security selection and an average underweight allocation within the consumer discretionary sector lagged on a relative basis, as holdings in the automobile manufacturers and internet & direct marketing retail industries trailed.

Information Technology. Selection and an average underweight position within the semiconductors and technology hardware, storage & peripherals industries of the information technology sector hindered return.

6   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 6/30/19

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/19

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
15.82%	7.92%	10.62%	6.95%	9.59%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an `as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

How is the Portfolio positioned?

In terms of economic sectors, the largest portfolio weights are in information technology, financials and health care on an absolute basis. Conversely, materials and real estate represent the smallest absolute sector weights. We maintain overweight allocations to communication services and utilities versus the index. Interactive media & services and independent power producers & energy traders represent the largest industry overweights within the respective sectors. Biotechnology and pharmaceuticals constitute the most significant underweight industries.

Allocations to information technology and communication services rose during the period with increased weights in data processing & outsourced services and movies & entertainment. By contrast, allocations to health care and materials decreased over the period with reductions to pharmaceuticals and diversified chemicals.

Investment Team Discussion

What closing thoughts do you have for Portfolio shareholders?

Overall, we continue to believe the U.S. economy is in good standing. Framing our conviction is a strong U.S. consumer enjoying record employment, gains in personal income and modestly growing personal consumption. Stepping back, we do not foresee an imminent recession in the U.S., but acknowledge that global growth is slowing meaningfully. Investor nerves are a bit frayed, as evidenced by the dramatic moves to and from equity markets in the last nine months. In the S&P 500 Index, we witnessed a nearly perfect V-shaped equity market in Q4 2018 (-13.52%) through Q1 2019 (+13.65%), and again in May 2019 when a -6.35% decline was followed by a 7.05% rise in June. Investor angst and the aforementioned market movements may be partially attributable to the Fed’s attempt to thread the needle by managing interest rates, market expectations, employment and price stability. Moving forward, we believe equity opportunities may be more tactical versus structural, which will require adept and active management of the portfolio’s holdings and risk positioning. We will continue to focus on higher-quality businesses more closely tied to the U.S. consumer and believe that companies offering growth in a low-growth environment will be most favored by the market. Once again, we contend that markets subject to sudden changes in sentiment may prove to be the best environment for this strategy, which seeks to reduce equity market risk while striving for equity-like returns over a full market cycle.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Expense Overview

8   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2019 to June 30, 2019, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2019 and held through June 30, 2019.

Actual Expenses per $1,000*	$7.65
Actual - Ending Balance	$1,158.20
Hypothetical Expenses per $1,000*	$7.15
Hypothetical - Ending Value	$1,017.70
Annualized expense ratio	1.43%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

10   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (14.3%)
Communication Services (2.4%)
110,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$128,772
	Liberty Media Corp.
125,000	2.250%, 09/30/46	69,726
90,000	1.375%, 10/15/23	100,733
65,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	62,994
105,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	123,585
27,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	32,014
70,000	Twitter, Inc. 0.250%, 06/15/24	68,532
65,000	Zynga, Inc.* 0.250%, 06/01/24	64,906
		651,262

Consumer Discretionary (1.3%)
60,000	Booking Holdings, Inc. 0.350%, 06/15/20	86,318
25,000	Chegg, Inc.*^ 0.125%, 03/15/25	25,064
26,000	Ctrip.com International, Ltd.^ 1.990%, 07/01/25	28,413
28,000	DISH Network Corp. 3.375%, 08/15/26	27,284
41,000	Guess, Inc.* 2.000%, 04/15/24	38,529
	Tesla, Inc.
80,000	2.000%, 05/15/24^	78,567
80,000	1.250%, 03/01/21	76,072
		360,247

Financials (1.7%)
50,000	Ares Capital Corp.^ 4.625%, 03/01/24	51,553
200,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	236,791
155,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	158,720
		447,064

Health Care (2.0%)
23,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	25,890
65,000	CONMED Corp.* 2.625%, 02/01/24	74,848
75,000	DexCom, Inc.* 0.750%, 12/01/23	87,945

PRINCIPAL AMOUNT		VALUE
65,000	Exact Sciences Corp.^ 0.375%, 03/15/27	$82,069
93,000	Illumina, Inc.*^ 0.000%, 08/15/23	107,531
55,000	Insulet Corp. 1.375%, 11/15/24	78,294
21,000	Neurocrine Biosciences, Inc.^ 2.250%, 05/15/24	27,767
48,000	Wright Medical Group, Inc.^ 1.625%, 06/15/23	52,980
		537,324

Industrials (0.6%)
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	55,944
96,000	Fortive Corp.*^ 0.875%, 02/15/22	99,302
		155,246

Information Technology (5.6%)
60,000	8x8, Inc.*^ 0.500%, 02/01/24	68,875
23,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	24,668
39,000	Coupa Software, Inc.* 0.125%, 06/15/25	41,757
26,000	Cypress Semiconductor Corp. 2.000%, 02/01/23	30,714
70,000	DocuSign, Inc.*^ 0.500%, 09/15/23	72,512
26,000	Envestnet, Inc. 1.750%, 12/15/19	29,655
31,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	37,563
23,000	II-VI, Inc. 0.250%, 09/01/22	24,261
80,000	Intel Corp. 3.250%, 08/01/39	188,571
57,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	66,747
80,000	Microchip Technology, Inc. 1.625%, 02/15/27	94,748
53,000	New Relic, Inc.^ 0.500%, 05/01/23	56,648
64,000	ON Semiconductor Corp. 1.000%, 12/01/20	78,766
80,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	84,522
19,000	Pluralsight, Inc.*^ 0.375%, 03/01/24	20,228
26,000	Pure Storage, Inc. 0.125%, 04/15/23	24,896
50,000	Q2 Holdings, Inc.* 0.750%, 06/01/26	53,657

Schedule of Investments June 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
58,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	$72,199
70,000	Splunk, Inc.* 0.500%, 09/15/23	77,025
70,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	85,781
90,000	Workday, Inc. 0.250%, 10/01/22	134,783
79,000	Zendesk, Inc. 0.250%, 03/15/23	121,409
		1,489,985

Real Estate (0.4%)
23,000	Extra Space Storage, LP* 3.125%, 10/01/35	27,314
70,000	IH Merger Sub, LLC 3.500%, 01/15/22	85,630
		112,944

Utilities (0.3%)
70,000	NRG Energy, Inc.^ 2.750%, 06/01/48	74,922
	TOTAL CONVERTIBLE BONDS (Cost $3,517,080)	3,828,994

U.S. Government And Agency Securities (1.5%)
	United States Treasury Note
140,000	2.000%, 01/31/20	139,976
125,000	1.125%, 06/30/21	123,455
66,000	2.000%, 11/15/26	66,469
63,000	1.625%, 05/15/26^	61,971
	Total U.S. Government And Agency Securities (Cost $391,122)	391,871

SYNTHETIC CONVERTIBLE SECURITIES (3.0%) ¤
CORPORATE BONDS (2.7%)
Communication Services (0.5%)
135,000	Alphabet, Inc.^ 3.375%, 02/25/24	142,749

Consumer Discretionary (1.1%)
53,000	Dana, Inc. 5.500%, 12/15/24	54,396
100,000	Home Depot, Inc.^ 2.700%, 04/01/23	102,210
95,000	L Brands, Inc. 5.625%, 02/15/22	99,449
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	26,427
		282,482

Consumer Staples (0.5%)
135,000	Walmart, Inc.^ 3.300%, 04/22/24	141,974

PRINCIPAL AMOUNT		VALUE

Financials (0.2%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	$50,997

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,401

Information Technology (0.3%)
65,000	Apple, Inc.^ 3.450%, 05/06/24	68,800
	TOTAL CORPORATE BONDS	717,403

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.3%) #
Other (0.3%)
11 382,106	EUR	Euro Stoxx 50 Call, 12/20/19, Strike 3,350.00	24,503
62 407,526		iShares MSCI EAFE ETF Call, 12/20/19, Strike $65.00	18,662
85 364,735		iShares MSCI Emerging Markets ETF Call, 09/20/19, Strike $40.00	31,875
		Xtrackers Harvest CSI 300 China A ETF
31 87,296		Call, 10/18/19, Strike $30.00	2,821
30 84,480		Call, 01/17/20, Strike $26.71	8,925
		TOTAL PURCHASED OPTIONS	86,786

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $769,965)	804,189

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (7.8%)
Financials (1.1%)
4,550	AMG Capital Trust II^ 5.150%, 10/15/37	220,009
620	Assurant, Inc.^ 6.500%, 03/15/21	69,105
		289,114

Health Care (0.9%)
1,300	Becton Dickinson and Company 6.125%, 05/01/20	80,483
130	Danaher Corp. 4.750%, 04/15/22	143,604
		224,087

12   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Industrials (1.6%)
100	Fortive Corp. 5.000%, 07/01/21	$102,491
2,665	Rexnord Corp. 5.750%, 11/15/19	163,498
1,600	Stanley Black & Decker, Inc. 5.375%, 05/15/20	161,808
		427,797

Materials (0.2%)
1,100	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	59,202

Real Estate (0.8%)
185	Crown Castle International Corp. 6.875%, 08/01/20	222,342

Utilities (3.2%)
2,630	American Electric Power Company, Inc. 6.125%, 03/15/22	140,731
1,625	Aqua America, Inc. 6.000%, 04/30/22	92,593
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	43,924
3,490	DTE Energy Company 6.500%, 10/01/19	196,138
4,275	NextEra Energy, Inc. 6.123%, 09/01/19	277,576
	Sempra Energy
550	6.750%, 07/15/21	61,061
400	6.000%, 01/15/21	44,596
		856,619
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,888,808)	2,079,161

Common Stocks (70.2%)
Communication Services (7.5%)
535	Alphabet, Inc. - Class A#	579,298
2,950	AT&T, Inc.	98,855
4,275	Comcast Corp. - Class A	180,747
2,255	Facebook, Inc. - Class A#	435,215
445	Netflix, Inc.#	163,457
4,165	Verizon Communications, Inc.	237,946
2,150	Walt Disney Company	300,226
		1,995,744

Consumer Discretionary (7.6%)
516	Alibaba Group Holding, Ltd.#	87,436
430	Amazon.com, Inc.#~	814,261
620	Dollar Tree, Inc.#	66,582

NUMBER OF SHARES		VALUE
1,450	General Motors Company	$55,869
1,430	Home Depot, Inc.	297,397
1,195	Lowe’s Companies, Inc.	120,587
1,265	McDonald’s Corp.	262,690
1,340	Nike, Inc. - Class B	112,493
505	Royal Caribbean Cruises, Ltd.	61,211
1,065	Starbucks Corp.	89,279
1,310	TJX Companies, Inc.	69,273
		2,037,078

Consumer Staples (5.8%)
5,804	Coca-Cola Company	295,540
605	Costco Wholesale Corp.	159,877
3,350	Mondelez International, Inc. - Class A	180,565
1,825	PepsiCo, Inc.	239,312
1,900	Philip Morris International, Inc.	149,207
2,760	Procter & Gamble Company	302,634
800	Walgreens Boots Alliance, Inc.	43,736
1,775	Walmart, Inc.	196,120
		1,566,991

Energy (4.0%)
2,445	Chevron Corp.	304,256
1,520	ConocoPhillips	92,720
1,200	EOG Resources, Inc.	111,792
3,440	Exxon Mobil Corp.	263,607
1,603	Hess Corp.	101,903
1,175	Marathon Petroleum Corp.	65,659
415	Pioneer Natural Resources Company	63,852
1,665	Schlumberger, Ltd.	66,167
		1,069,956

Financials (10.6%)
3,530	American International Group, Inc.	188,079
13,140	Bank of America Corp.	381,060
600	Berkshire Hathaway, Inc. - Class B#	127,902
1,335	Capital One Financial Corp.	121,138
565	Cboe Global Markets, Inc.	58,551
1,100	Chubb, Ltd.	162,019
2,565	Citigroup, Inc.	179,627
570	Discover Financial Services	44,226
1,785	E*TRADE Financial Corp.	79,611
290	Goldman Sachs Group, Inc.	59,334
2,000	Intercontinental Exchange, Inc.	171,880
3,335	JPMorgan Chase & Company	372,853
3,935	KeyCorp	69,846
1,555	Marsh & McLennan Companies, Inc.	155,111
2,065	Morgan Stanley	90,468
1,085	Northern Trust Corp.	97,650
975	Prudential Financial, Inc.	98,475

Schedule of Investments June 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
2,318	Starwood Property Trust, Inc.^	$52,665
2,855	US Bancorp	149,602
2,185	Wells Fargo & Company	103,394
1,590	Zions Bancorporation, N.A. ^	73,108
		2,836,599

Health Care (9.9%)
350	Abbott Laboratories	29,435
1,575	Agilent Technologies, Inc.	117,605
625	Alexion Pharmaceuticals, Inc.#	81,863
351	Anthem, Inc.	99,056
2,435	Baxter International, Inc.	199,426
995	Bristol-Myers Squibb Company	45,123
315	Edwards Lifesciences Corp.#	58,193
745	Gilead Sciences, Inc.	50,332
350	Humana, Inc.	92,855
39	Illumina, Inc.#	14,358
145	Intuitive Surgical, Inc.#	76,060
2,475	Johnson & Johnson	344,718
815	Laboratory Corp. of America Holdings#	140,914
2,060	Medtronic, PLC	200,623
2,915	Merck & Company, Inc.	244,423
6,470	Pfizer, Inc.	280,280
230	Stryker Corp.	47,283
100	Teleflex, Inc.	33,115
435	Thermo Fisher Scientific, Inc.	127,751
1,465	UnitedHealth Group, Inc.	357,475
		2,640,888

Industrials (7.4%)
615	Boeing Company	223,866
1,065	Caterpillar, Inc.	145,149
2,170	CSX Corp.	167,893
4,320	Delta Air Lines, Inc.	245,160
1,670	Emerson Electric Company	111,422
6,300	General Electric Company	66,150
2,550	Honeywell International, Inc.	445,204
494	Lockheed Martin Corp.	179,589
805	Northrop Grumman Corp.	260,104
820	Union Pacific Corp.	138,670
		1,983,207

Information Technology (14.9%)
820	Accenture, PLC - Class A	151,511
335	Adobe, Inc.#~	98,708
3,950	Apple, Inc.	781,784
465	Broadcom, Inc.	133,855
4,605	Cisco Systems, Inc.	252,032
1,155	Fidelity National Information Services, Inc.	141,695
639	Lam Research Corp.	120,030

NUMBER OF SHARES		VALUE
1,335	Marvell Technology Group, Ltd.	$31,866
1,030	MasterCard, Inc. - Class A	272,466
8,335	Microsoft Corp.	1,116,557
615	NVIDIA Corp.	101,001
1,410	Oracle Corp.	80,328
890	PayPal Holdings, Inc.#	101,869
765	QUALCOMM, Inc.	58,194
800	Salesforce.com, Inc.#	121,384
2,370	Visa, Inc. - Class A	411,314
		3,974,594

Materials (0.7%)
895	Corteva, Inc.#	26,465
895	Dow, Inc.	44,132
895	DuPont de Nemours, Inc.	67,188
850	Nucor Corp.	46,835
		184,620

Real Estate (1.2%)
1,270	American Tower Corp.	259,651
805	Welltower, Inc.	65,632
		325,283

Utilities (0.6%)
3,471	Exelon Corp.	166,400
	Total Common Stocks (Cost $12,765,687)	18,781,360

Exchange-Traded Funds (1.2%)
Other (1.2%)
3,740	iShares MSCI EAFE ETF	245,830
1,425	iShares MSCI Emerging Markets ETF	61,147
	Total Exchange-Traded Funds (Cost $323,040)	306,977

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
Other (0.1%)
30 560,220	Invesco QQQ Trust Series Put, 07/19/19, Strike $178.00	2,655
	S&P 500 Index
8 2,353,408	Put, 07/31/19, Strike $2,750.00	7,840
2 588,352	Put, 10/31/19, Strike $2,875.00	14,600
	TOTAL PURCHASED OPTIONS (Cost $50,475)	25,095

14   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Short Term Investments (2.0%)
273,446	Fidelity Prime Money Market Fund - Institutional Class, 2.400%***	$273,555
273,038	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.270%***	273,038
	Total Short Term Investments (Cost $546,573)	546,593

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.5%)
1,739,964	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,739,964)	1,739,964
TOTAL INVESTMENTS (106.6%) (Cost $21,992,714)		28,504,204

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.5%)		(1,739,964)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(18,018)

NET ASSETS (100.0%)		$26,746,222

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Other (0.0%)
25 107,275	iShares MSCI Emerging Markets ETF Call, 09/20/19, Strike $43.00 (Premium $1,319)	(3,538)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Hong Kong Dollar	07/25/19	281,000	35,976	$126
State Street Bank and Trust	Hong Kong Dollar	07/25/19	102,000	13,059	54
State Street Bank and Trust	Hong Kong Dollar	07/25/19	100,000	12,803	41
State Street Bank and Trust	Hong Kong Dollar	07/25/19	73,000	9,346	26
					$247

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Hong Kong Dollar	07/25/19	79,000	$10,114	$(38)
State Street Bank and Trust	Hong Kong Dollar	07/25/19	85,000	10,882	(28)
State Street Bank and Trust	Hong Kong Dollar	07/25/19	101,000	12,931	(32)
State Street Bank and Trust	Hong Kong Dollar	07/25/19	104,000	13,315	(41)
State Street Bank and Trust	Hong Kong Dollar	07/25/19	109,000	13,955	(57)
State Street Bank and Trust	Hong Kong Dollar	07/25/19	184,000	23,557	(20)
Northern Trust Company	Hong Kong Dollar	07/25/19	1,165,000	149,153	(306)
					$(522)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^Security, or portion of security, is on loan.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2019.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $24,829.

***The rate disclosed is the 7 day net yield as of June 30, 2019.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Statement of Assets and Liabilities June 30, 2019 (Unaudited)

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $21,992,714)	$28,504,204
Unrealized appreciation on forward foreign currency contracts	247
Receivables:
Accrued interest and dividends	47,211
Portfolio shares sold	3,483
Prepaid expenses	1,422
Other assets	76,768
Total assets	28,633,335

LIABILITIES
Collateral for securities loaned	1,739,964
Options written, at value (premium $1,319)	3,538
Unrealized depreciation on forward foreign currency contracts	522
Payables:
Portfolio shares redeemed	3,906
Affiliates:
Investment advisory fees	16,229
Deferred compensation to trustees	76,768
Trustees’ fees and officer compensation	2,694
Other accounts payable and accrued liabilities	43,492
Total liabilities	1,887,113
NET ASSETS	$26,746,222

COMPOSITION OF NET ASSETS
Paid in capital	$20,268,941
Undistributed net investment income (loss)	(239,574)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	207,859
Unrealized appreciation (depreciation) of investments and written options	6,508,996
NET ASSETS	$26,746,222
Shares outstanding (no par value; unlimited number of shares authorized)	1,668,577
Net asset value and redemption price per share	$16.03

16   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME
Interest	$85,575
Dividends	242,957
Total investment income	328,532

EXPENSES
Investment advisory fees	97,032
Legal fees	31,640
Audit fees	21,182
Printing and mailing fees	13,162
Trustees’ fees and officer compensation	7,038
Accounting fees	6,375
Custodian fees	2,897
Transfer agent fees	1,101
Other	4,038
Total expenses	184,465
NET INVESTMENT INCOME (LOSS)	144,067

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	356,360
Purchased options	(147,081)
Foreign currency transactions	18
Forward foreign currency contracts	1,494
Written options	1,866
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	3,337,361
Purchased options	70,979
Forward foreign currency contracts	(1,414)
Written options	(2,143)
NET GAIN (LOSS)	3,617,440
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,761,507

Securities lending income is zero.

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended June 30, 2019	Year Ended December 31, 2018
OPERATIONS
Net investment income (loss)	$144,067	$308,680
Net realized gain (loss)	212,657	1,124,751
Change in unrealized appreciation/(depreciation)	3,404,783	(2,474,832)
Net increase (decrease) in net assets resulting from operations	3,761,507	(1,041,401)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(317,113)	(1,403,435)

CAPITAL SHARE TRANSACTIONS
Issued	452,258	1,341,849
Issued in reinvestment of distributions	317,113	1,403,435
Redeemed	(1,508,717)	(3,146,075)
Net increase (decrease) in net assets from capital share transactions	(739,346)	(400,791)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,705,048	(2,845,627)

NET ASSETS
Beginning of period	$24,041,174	$26,886,801
End of period	$26,746,222	$24,041,174

CAPITAL SHARE TRANSACTIONS
Shares issued	29,563	83,976
Shares issued in reinvestment of distributions	20,590	98,666
Shares redeemed	(97,679)	(196,885)
Net increase (decrease) in capital shares outstanding	(47,526)	(14,243)

18   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

Newly adopted accounting pronouncement. In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on

Notes to Financial Statements (Unaudited)

every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2019 remain subject to

20   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Calamos Advisors provided the following financial accounting services to the Portfolio: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for the Portfolio and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Portfolio in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of the Portfolio, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Portfolio and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Trust on behalf of the Portfolio entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Portfolio. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Portfolio, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Portfolio’s holdings. Effective November 1, 2018, the Trust on behalf of the Portfolio entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Portfolio. These services include: monitoring the calculation of expense accrual amounts for the Portfolio and making any necessary modifications; managing the Portfolio’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Portfolio; preparing financial reporting statements for the Portfolio; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral

Notes to Financial Statements (Unaudited)

account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $76,768 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2019. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$1,867,060
Proceeds from sales	110,000	2,810,293

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows*:

Cost basis of investments	$21,887,956
Gross unrealized appreciation	7,199,261
Gross unrealized depreciation	(586,551)
Net unrealized appreciation (depreciation)	$6,612,710

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2019 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2018
Distributions paid from:
Ordinary income	$697,814
Long-term capital gains	705,621
Return of capital	—

As of December 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$237,091
Undistributed capital gains	—
Total undistributed earnings	237,091
Accumulated capital and other losses	—
Net unrealized gains/(losses)	2,922,263
Total accumulated earnings/(losses)	3,159,354
Other	(126,467)
Paid-in-capital	21,008,287
Net assets applicable to common shareholders	$24,041,174

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

22   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default neither the Portfolio nor the counterparty may resell, rehypothecate or repledge any collateral that it receives.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2019, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2019, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Notes to Financial Statements (Unaudited)

As of June 30, 2019, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$247	$522
Purchased options(2)	111,881	—
Written options(3)	—	3,538
	$112,128	$4,060

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Purchased options is Investments in securities, at value.

(3)Generally, the Statement of Assets and Liabilities location for “Written Options” is Options written, at value.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2019:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$306	$—	$—	$306
State Street Bank and Trust	ISDA	247	216	—	31	—
		$247	$522	$—	$31	$306

For the period ended June 30, 2019, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	295,757
Purchased options	864
Written options	97

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

24   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

At June 30, 2019, the Portfolio held securities valued at $1,842,826 that were on loan to broker-dealers and banks. The Portfolio also held collateral of $350,740 and $1,492,086 in equity and fixed income securities, respectively, and an additional $102,862 in excess of the amount due to the counterparty, which is reflected as a corresponding liability for such collateral of $1,739,964.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at June 30, 2019.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$3,828,994	$—	$3,828,994
U.S. Government and Agency Securities	—	391,871	—	391,871
Synthetic Convertible Securities (Corporate Bonds)	—	717,403	—	717,403
Synthetic Convertible Securities (Purchased options)	86,786	—	—	86,786
Convertible Preferred Stocks	1,815,228	263,933	—	2,079,161
Common Stocks U.S.	18,781,360	—	—	18,781,360
Exchange-Traded Funds	306,977	—	—	306,977
Purchased options	25,095	—	—	25,095
Short Term Investments	546,593	—	—	546,593
Investment of Cash Collateral For Securities Loaned	—	1,739,964	—	1,739,964
Forward Foreign Currency Contracts	—	247	—	247
Total	$21,562,039	$6,942,412	$—	$28,504,451
Liabilities:
Written option	$3,538	$—	$—	$3,538
Forward Foreign Currency Contracts	—	522	—	522
Total	$3,538	$522	$—	$4,060

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.01	$15.54	$14.24	$14.07	$14.87	$15.48
Income from investment operations:
Net investment income (loss)(a)	0.08	0.18	0.16	0.15	0.20	0.20
Net realized and unrealized gain (loss)	2.13	(0.85)	2.03	0.74	(0.03)	0.84
Total from investment operations	2.21	(0.67)	2.19	0.89	0.17	1.04
Less distributions to common shareholders from:
Net investment income	(0.19)	(0.21)	(0.13)	(0.35)	(0.40)	(0.15)
Net realized gains	—	(0.65)	(0.76)	(0.37)	(0.57)	(1.50)
Total distributions	(0.19)	(0.86)	(0.89)	(0.72)	(0.97)	(1.65)
Net asset value, end of period	$16.03	$14.01	$15.54	$14.24	$14.07	$14.87
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(d)
Net asset value(b)	15.82%	(4.39% )	15.51%	6.32%	1.12%	6.84%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.43% (c)	1.35%	1.48%	1.57%	1.46%	1.41%
Net investment income (loss)	1.11% (c)	1.15%	1.05%	1.07%	1.36%	1.26%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$26,746	$24,041	$26,887	$24,941	$26,283	$27,748
Portfolio turnover rate	7.5%	21.7%	32.0%	28.5%	21.4%	47.6%

(a)Net investment income allocated based on average shares method.

(b)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(c)Annualized.

(d)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

26   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Advisors Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio (the “Portfolio”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of June 30, 2019, and the related statements of operations, changes in net assets, and the financial highlights for the six-month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Portfolio for the year ended December 31, 2018 and the financial highlights for each of the five years then ended, and in our report dated February 5, 2019, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Portfolio’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

August 1, 2019

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLSAN 2146 2019

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a currently effective prospectus of the Portfolio.

A description of the Calamos Proxy Voting Policies and Procedures and the Portfolio’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Portfolio files a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the commission’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics — Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 5, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 5, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 5, 2019